Variant Alternative Income Fund
Consolidated Schedule of Investments
January 31, 2026 - (Unaudited)

	Interest Rate	Reference Rate	Spread	Shares/ Units	First Acquisition Date	Maturity Date	Cost/ Principal	Fair Value	Percent of Net Assets
Investments in private investment companies - 22.1%
Litigation Finance
EAJF ESQ Fund, L.P.⁽ᵍ⁾⁽ʰ⁾	-	-	-	-	5/26/2022	-	$35,000,000	$50,483,355	2.0%
Equal Access Justice Fund, L.P.⁽ᵍ⁾⁽ʰ⁾	-	-	-	-	3/30/2021	-	-	3,469,917	0.1
Series 4 - Virage Capital Partners, L.P.⁽ᵍ⁾⁽ʰ⁾	-	-	-	-	9/1/2018	-	804,190	1,627,504	0.1
Series 6 - Virage Capital Partners, L.P.⁽ᵍ⁾⁽ʰ⁾	-	-	-	-	10/31/2019	-	9,108,377	20,972,405	0.8
Virage Recovery Fund (Cayman), L.P.⁽ʰ⁾	-	-	-	6,103	8/6/2019	-	15,286,170	279,915	0.0
							60,198,737	76,833,096	3.0
Portfolio Finance
Cl Levi Co-Invest, L.P.⁽ᵍ⁾⁽ʰ⁾	-	-	-	-	6/27/2022	-	15,243,184	22,086,995	0.8
Crestline Portfolio Financing Fund II (US), L.P.⁽ᵍ⁾⁽ʰ⁾	-	-	-	-	8/26/2021	-	1,929,899	2,858,913	0.1
Crestline Portfolio Financing Fund Offshore B, L.P. and Subsidiary⁽ᵍ⁾⁽ʰ⁾	-	-	-	-	4/25/2018	-	-	138,512	0.0
River Horse Holdings II, L.P.⁽ᵇ⁾⁽ᵍ⁾	-	-	-	-	1/6/2023	-	3,600,000	4,573,273	0.2
							20,773,083	29,657,693	1.1
Real Estate Debt
BlackRock Monticello Debt REIT⁽ᵍ⁾⁽ʰ⁾	-	-	-	-	6/30/2025	-	45,900,000	46,485,778	1.8
Oak Harbor Capital NPL VII, LLC⁽ᵍ⁾⁽ʰ⁾	-	-	-	-	3/1/2019	-	5,619,157	6,532,522	0.3
Setpoint Residential Fintech Fund, L.P.⁽ᵍ⁾⁽ʰ⁾	-	-	-	-	2/4/2022	-	3,187,093	2,988,613	0.1
Setpoint Residential Fintech Fund II, L.P.⁽ᵍ⁾⁽ʰ⁾⁽ᵏ⁾	-	-	-	-	8/17/2023	-	20,000,000	21,074,989	0.8
							74,706,250	77,081,902	3.0
Real Estate Equity
Montreux Healthcare Fund PLC⁽ᵇ⁾⁽ᵍ⁾	-	-	-	48,220	2/1/2018	-	61,167,397	459,184	0.0
Royalties
MEP Capital II, L.P.⁽ᵍ⁾⁽ʰ⁾	-	-	-	-	11/27/2020	-	6,197,959	7,687,608	0.3
MEP Capital III, L.P.⁽ᵍ⁾⁽ʰ⁾	-	-	-	-	11/1/2021	-	13,521,240	15,072,569	0.6
MEP Capital Fund IV, L.P.⁽ᵍ⁾⁽ʰ⁾⁽ᵏ⁾	-	-	-	-	11/30/2023	-	19,853,334	21,283,105	0.8
							39,572,533	44,043,282	1.7
Secondaries
Campbell Opportunity Timber Fund-A, L.P.⁽ᵍ⁾⁽ʰ⁾	-	-	-	-	11/1/2021	-	-	609,710	0.0
Drawbridge Special Opportunities Fund, L.P.⁽ᵍ⁾⁽ʰ⁾	-	-	-	-	10/19/2023	-	2,130,433	3,703,422	0.1
Fundamental Partners IV, L.P.⁽ᵍ⁾⁽ʰ⁾	-	-	-	-	12/31/2025	-	2,985,180	4,061,752	0.2
Legalist DIP Fund I, L.P.⁽ᵍ⁾⁽ʰ⁾	-	-	-	-	6/30/2025	-	2,157,060	2,011,760	0.1
Legalist DIP Fund II, L.P.⁽ᵍ⁾⁽ʰ⁾	-	-	-	-	6/30/2025	-	3,786,985	4,875,746	0.2
Legalist DIP Offshore Fund I, L.P.⁽ᵍ⁾⁽ʰ⁾	-	-	-	-	6/30/2025	-	449,119	422,972	0.0
Legalist DIP Offshore Fund II, L.P.⁽ᵍ⁾⁽ʰ⁾	-	-	-	-	6/30/2025	-	1,423,736	1,683,231	0.1
Legalist DIP SPV II⁽ᵍ⁾⁽ʰ⁾	-	-	-	-	6/30/2025	-	673,038	826,867	0.0
North Haven Offshore Infrastructure Partners A, L.P.⁽ᵍ⁾⁽ʰ⁾	-	-	-	-	7/18/2019	-	1,055,004	1,167,006	0.1
Taiga Special Opportunities, L.P. (Class L 2021)⁽ʰ⁾	-	-	-	15,265,661	4/22/2022	-	9,406,669	13,630,779	0.5
Taiga Special Opportunities, L.P. (Class L 2023)⁽ʰ⁾	-	-	-	7,789,711	12/29/2023	-	6,374,076	8,623,976	0.3
White Oak Yield Spectrum (Cayman) Fund, LLC⁽ᵍ⁾⁽ʰ⁾	-	-	-	-	9/30/2025	-	25,334,168	38,760,915	1.5
							55,775,468	80,378,136	3.1
Specialty Finance
Atalaya Equipment Leasing Feeder Evergreen, L.P.⁽ᵍ⁾⁽ʰ⁾	-	-	-	-	5/23/2022	-	5,419,486	5,610,819	0.2
BSRF Tax-Exempt, LLC⁽ᵍ⁾⁽ʰ⁾	-	-	-	-	5/17/2022	-	20,000,000	24,702,260	1.0
Coromandel Credit Income Evergreen Fund, L.P.⁽ᵍ⁾⁽ʰ⁾	-	-	-	-	7/1/2024	-	13,848,326	14,639,848	0.6
CoVenture - AMZN Credit Opportunities Fund, L.P.⁽ᵍ⁾⁽ʰ⁾⁽ᵏ⁾	-	-	-	-	3/11/2021	-	27,578,249	13,775,084	0.5
CoVenture - No1 Credit Opportunities Fund, LLC⁽ᵍ⁾⁽ʰ⁾	-	-	-	-	12/12/2019	-	1,000,000	977,318	0.0
CoVenture - No1 Credit Opportunities Fund, LLC (A-2 Series)⁽ᵍ⁾⁽ʰ⁾	-	-	-	-	2/5/2021	-	3,000,000	2,926,790	0.1
CoVenture - No1 Credit Opportunities Fund, LLC (A-3 Series)⁽ᵍ⁾⁽ʰ⁾	-	-	-	-	7/12/2021	-	7,500,000	7,349,845	0.3
Delgatto Diamond Finance Fund, L.P.⁽ᵍ⁾⁽ʰ⁾	-	-	-	-	10/3/2019	-	12,750,000	26,252,567	1.0
OHP II, L.P.Class B⁽ᵍ⁾⁽ʰ⁾	-	-	-	-	3/7/2019	-	-	419,459	0.0
OHPC, L.P.⁽ᵍ⁾⁽ʰ⁾	-	-	-	-	5/27/2021	-	3,469,222	2,301,773	0.1
Rivonia Road Fund, L.P.⁽ᵍ⁾⁽ʰ⁾	-	-	-	-	7/29/2022	-	10,000,000	13,956,253	0.6
Silverview Special Situations Lending Onshore Fund II, L.P.⁽ᵍ⁾⁽ʰ⁾	-	-	-	-	10/19/2021	-	8,950,287	9,639,374	0.4
Treville Credit Fund, L.P.⁽ᵍ⁾⁽ʰ⁾	-	-	-	-	2/28/2020	-	20,000,000	19,417,461	0.8
Turning Rock Fund I, L.P.⁽ᵍ⁾⁽ʰ⁾	-	-	-	-	11/29/2019	-	1,418,108	2,937,949	0.1
Turning Rock Fund II, L.P.⁽ᵍ⁾⁽ʰ⁾	-	-	-	-	11/29/2021	-	14,787,996	17,430,791	0.7
Upper90 Fund III, L.P.⁽ᵍ⁾⁽ʰ⁾⁽ᵏ⁾	-	-	-	-	7/28/2022	-	6,545,614	6,260,939	0.2
							156,267,288	168,598,530	6.6
Transportation Finance
Aero Capital Solutions Fund, L.P.⁽ᵍ⁾⁽ʰ⁾	-	-	-	-	1/17/2019	-	954,672	610	0.0
Aero Capital Solutions Fund II, L.P.⁽ᵍ⁾⁽ʰ⁾	-	-	-	-	9/16/2019	-	-	11,282,443	0.4
Aero Capital Solutions Feeder Fund III, L.P.⁽ᵍ⁾⁽ʰ⁾	-	-	-	-	9/13/2021	-	26,997,328	61,299,099	2.4
Aero Capital Solutions Feeder Fund IV, L.P.⁽ᵍ⁾⁽ʰ⁾⁽ᵏ⁾	-	-	-	-	8/28/2023	-	12,375,947	17,822,247	0.7
Hudson Transport Real Asset Fund, L.P.⁽ᵍ⁾⁽ʰ⁾	-	-	-	-	8/31/2018	-	673,050	1,001,801	0.1
							41,000,997	91,406,200	3.6
Total investments in private investment companies							509,461,753	568,458,023	22.1

Variant Alternative Income Fund
Consolidated Schedule of Investments
January 31, 2026 - (Unaudited) (continued)

	Interest Rate	Reference Rate	Spread	Shares/ Units	First Acquisition Date	Maturity Date	Cost/ Principal	Fair Value	Percent of Net Assets
Investments in credit facilities - 66.2%
Litigation Finance
888 Fund I, LLC⁽ᵃ⁾⁽ᵇ⁾⁽ᵈ⁾⁽ᵒ⁾	16.50%	-	-	-	4/18/2022	6/30/2026	77,588,826	77,588,826	3.0
BEB SPV I, LLC⁽ᵃ⁾⁽ᵇ⁾⁽ᵈ⁾⁽ᵃᵍ⁾	16.25%	-	-	-	5/22/2025	5/21/2028	58,165,773	58,165,773	2.3
Cage Health, LLC⁽ᵇ⁾⁽ⁱ⁾⁽ᵏ⁾	16.50% PIK	-	-	-	8/28/2023	8/25/2028	7,807,039	7,807,039	0.3
Kerberos Capital Management SPV I, LLC⁽ᵇ⁾⁽ⁿ⁾⁽ᵒ⁾	17.00%	-	-	-	10/7/2019	9/11/2025	62,646,005	62,646,005	2.5
Kerberos Capital Management SPV I, LLC (Luckett)⁽ᵇ⁾⁽ⁿ⁾⁽ᵒ⁾	19.00%	-	-	-	1/29/2020	9/11/2025	8,382,200	8,382,200	0.3
Kerberos Capital Management SPV I, LLC (Nations)⁽ᵇ⁾⁽ᵒ⁾	19.00%	-	-	-	12/14/2024	9/11/2025	14,414,783	14,414,783	0.6
Kerberos Capital Management SPV I, LLC (Pulvers)⁽ᵇ⁾⁽ⁿ⁾⁽ᵒ⁾	12.00%	-	-	-	10/7/2019	9/11/2025	11,974,267	11,974,267	0.5
Kerberos Capital Management SPV V, LLC⁽ᵇ⁾⁽ⁱ⁾	15.00% PIK	-	-	-	5/17/2022	5/17/2026	31,252,891	31,252,891	1.2
Legal Capital Products, LLC⁽ᵃ⁾⁽ᵇ⁾⁽ᶜ⁾⁽ⁿ⁾	13.00%	30-Day Avg. SOFR	9.00%	-	10/7/2021	10/7/2026	34,768,334	28,209,542	1.1
Nighthawk Borrower SPV, LLC⁽ᵃ⁾⁽ᵇ⁾⁽ᶜ⁾⁽ᵏ⁾	13.04%	30-Day Avg. SOFR	9.25%	-	8/30/2023	8/30/2027	15,699,254	15,699,254	0.6
RL SPV, LLC⁽ᵇ⁾⁽ᶜ⁾⁽ᵏ⁾⁽ᵃᵍ⁾	14.29%	30-Day Avg. SOFR	10.50%	-	7/13/2023	7/13/2028	8,095,919	8,095,919	0.3
SCPFL I, LLC⁽ᵃ⁾⁽ᵇ⁾⁽ᵈ⁾⁽ᵒ⁾	12.76%	-	-	-	4/21/2023	12/16/2026	149,585,872	149,585,872	5.8
Steno Agency Funding I, LLC⁽ᵇ⁾⁽ᶜ⁾⁽ʲ⁾⁽ᵏ⁾	13.20%	1-Month CME Term SOFR	9.50%	-	11/12/2021	5/8/2028	13,809,524	13,809,524	0.5
Stifel Syndicated Credit, LLC⁽ᵇ⁾⁽ʲ⁾⁽ᵃᵉ⁾	15.00%	-	-	-	8/15/2022	6/15/2026	6,381,670	6,381,670	0.3
Stratford Cresson MT2, LLC⁽ᵇ⁾⁽ᶜ⁾⁽ᵏ⁾⁽ᵒ⁾	15.79%	30-Day Avg. SOFR	12.00%	-	5/12/2023	1/5/2028	16,379,202	16,379,202	0.6
							516,951,559	510,392,767	19.9
Portfolio Finance
BA Tech Master, LP⁽ᵇ⁾⁽ᶠ⁾⁽ⁱ⁾⁽ⁿ⁾	22.50% PIK	-	-	-	10/2/2018	-	2,444,037	2,444,037	0.1
Cirrix Finance, LLC⁽ᵇ⁾⁽ⁱ⁾	15.00% PIK	-	-	-	11/4/2021	12/31/2025	6,093,915	6,093,915	0.2
Delgatto Capital Group, LLC, Delgatto Diamond Finance Fund, L.P., and Delgatto Diamond Finance Fund QP, L.P.⁽ᵇ⁾⁽ᶜ⁾	12.50%	1-Month CME Term SOFR	9.50%	-	5/28/2021	12/31/2025	75,940,000	75,940,000	3.0
Fairway America Fund (VII and VIIQP), L.P.⁽ᵃ⁾⁽ᵇ⁾⁽ᶜ⁾	9.79%	30-Day Avg. SOFR	6.00%	-	8/7/2020	3/31/2026	4,099,988	4,099,988	0.2
FD Holdings, LLC⁽ᵇ⁾⁽ᵏ⁾	13.00%	-	-	-	12/12/2025	8/29/2028	3,843,957	3,843,957	0.1
Marquis United, LLC⁽ᵇ⁾⁽ᵃᶠ⁾	Blended	-	-	-	4/11/2025	2/13/2029	7,499,170	7,499,170	0.3
Stage Point Capital, LLC, Stage Point Fund, LLC, and SPF Holdings, LLC⁽ᵃ⁾⁽ᵇ⁾⁽ᶜ⁾	9.79%	30-Day Avg. SOFR	6.00%	-	9/5/2019	6/30/2025	11,035,500	11,035,500	0.4
							110,956,567	110,956,567	4.3
Real Estate Debt
1769 Capital, LLC⁽ᵇ⁾⁽ⁱ⁾⁽ᵏ⁾	12.00% PIK	-	-	-	5/31/2024	5/17/2029	25,565,407	25,565,407	1.0
Beehive Hospitality, Integrity RS, Beehive Hospitality Ascent PC, Lonestar Hospitality WX, Bayou Hospitality SH, and Armanda Prime⁽ᵇ⁾⁽ᶠ⁾⁽ʲ⁾⁽ᵏ⁾	15.00%	-	-	-	12/19/2024	-	5,967,024	5,967,024	0.2
CDMX II Fund, LLC⁽ᵇ⁾⁽ᵏ⁾	13.00%	-	-	-	12/1/2022	11/30/2027	46,705,992	46,705,992	1.8
Drummond Ross Limited⁽ᵇ⁾⁽ᶠ⁾⁽ⁱ⁾⁽ⁿ⁾	11.00% PIK	-	-	-	1/7/2022	-	6,523,663	4,862,855	0.2
HomeLight Real Estate IV, LLC⁽ᵇ⁾	13.50%	-	-	-	8/11/2025	2/8/2028	4,652,372	4,652,372	0.2
MFP Infrastructure, LLC⁽ᵇ⁾⁽ᶜ⁾⁽ⁱ⁾⁽ʲ⁾	10.00% PIK	1-Month CME Term SOFR	6.00%	-	8/4/2025	1/18/2026	22,967,818	22,967,818	0.9
Midway Farms 715 LLLP, Midway Farms 2795 LLLP, Sundance Farms 3060 LLLP, Sundance Farms 3070 LLLP, Sundance Farms 3093 LLLP, Skywalker Farms, LLC, Skywalker Farms 2, LLC, Skywalker Farms 3, LLC, 1520 Sunset Farms LLP, Beach Farms, LLC, Stephanie Mae Thurston, and Wright Thurston⁽ᵃ⁾⁽ᵇ⁾⁽ʲ⁾⁽ᵏ⁾	14.00%	-	-	-	6/26/2025	6/18/2026	35,814,047	35,814,047	1.4
OHFX, Smith Trust, Stone Canyon Trust, & City Centre⁽ᵃ⁾⁽ᵇ⁾⁽ᶜ⁾⁽ⁱ⁾⁽ʲ⁾	13.75%, 3.41% PIK	1-Month CME Term SOFR	10.34%	-	10/11/2023	4/11/2026	26,999,910	26,999,910	1.1
TruNorth Star RTL Co-Invest, LLC⁽ᵃ⁾⁽ᵇ⁾⁽ᵈ⁾⁽ᵉ⁾⁽ᵒ⁾	16.00%	-	-	-	2/27/2023	2/27/2026	46,568,671	46,568,671	1.8
WHCC, LLC, Dyer 18 WHCC, LLC and RW WHCC, LLC⁽ᵃ⁾⁽ᵇ⁾⁽ⁱ⁾⁽ʲ⁾⁽ᵐ⁾	13.50%, 2.18% PIK	-	-	-	3/24/2025	11/27/2026	7,555,500	7,555,500	0.3
							229,320,404	227,659,596	8.9
Real Estate Equity
VPES Fund 1, LLC⁽ᵇ⁾⁽ⁱ⁾⁽ᵏ⁾	13.00% PIK	-	-	-	4/23/2025	4/17/2028	3,853,822	3,853,822	0.2
William Properties (Page 600) SPV⁽ᵇ⁾⁽ᶜ⁾⁽ᵏ⁾	16.79%	30-Day Avg. SOFR	13.00%	-	12/15/2025	12/31/2026	1,123,517	1,123,517	0.0
							4,977,339	4,977,339	0.2

Royalties
ARC LPW I, LLC⁽ᵇ⁾⁽ᶠ⁾⁽ⁿ⁾	13.00%	-	-	-	9/26/2019	-	10,421,383	335,126	0.0
Beatfund II, LLC⁽ᵃ⁾⁽ᵇ⁾⁽ᶜ⁾⁽ᵏ⁾	12.00%	30-Day Avg. SOFR	8.00%	-	11/25/2022	7/29/2027	43,737,076	43,737,076	1.7
Cascade Energy Group, LLC⁽ᵃ⁾⁽ᵇ⁾⁽ᵃʰ⁾	Blended	-	-	-	7/20/2022	5/31/2027	5,847,704	5,847,704	0.2
Marine Street, L.P.(b)(d)(o)(q)	Blended	-	-	-	3/22/2022	12/31/2026	78,402,541	78,402,543	3.1
							138,408,704	128,322,449	5.0
Specialty Finance
9281-7378 Québec Inc⁽ᵇ⁾⁽ᵏ⁾	11.00%	-	-	-	11/21/2025	11/14/2028	17,063,850	17,625,028	0.7
A & T Investments SARL⁽ᵇ⁾⁽ˣ⁾⁽ʸ⁾	8.34%	-	-	-	4/12/2024	-	8,735,093	9,364,628	0.4
ACMV Factor Finance SPV, LLC⁽ᵇ⁾⁽ᶠ⁾⁽ⁿ⁾	12.00%	-	-	-	11/24/2021	-	6,289,445	627,201	0.0
Aion Acquisition, LLC⁽ᵇ⁾⁽ᶠ⁾	-	-	-	-	3/31/2021	-	467,683	184,960	0.0
App Academy Financial, LLC⁽ᵇ⁾⁽ᶠ⁾⁽ⁿ⁾	17.00%	-	-	-	3/23/2021	-	9,734,125	5,582,651	0.2
Art Lending, Inc. (Dart Milano S.R.L 2)⁽ᵇ⁾⁽ᶠ⁾⁽ʲ⁾⁽ⁿ⁾	8.68%	-	-	-	12/17/2021	-	16,253,024	16,253,024	0.6
Art Lending, Inc. (Dart Milano S.R.L)⁽ᵇ⁾⁽ᶠ⁾⁽ʲ⁾⁽ⁿ⁾	9.50%	-	-	-	4/14/2021	-	10,595,222	10,595,222	0.4
Art Lending, Inc. (Procacini S.L. - 1)⁽ᵇ⁾⁽ᶠ⁾⁽ʲ⁾⁽ⁿ⁾	10.00%	-	-	-	8/26/2020	-	1,967,917	1,967,917	0.1
Art Lending, Inc. (Procacini S.L. - 2)⁽ᵇ⁾⁽ᶠ⁾⁽ʲ⁾⁽ⁿ⁾	9.50%	-	-	-	4/14/2021	-	4,047,827	4,047,827	0.2
Art Money International, Co.⁽ᵇ⁾⁽ᶜ⁾⁽ᶠ⁾⁽ⁿ⁾	15.79%	30-Day Avg. SOFR	12.00%	-	6/12/2018	-	2,782,504	915,847	0.0
Banco Actinver, S.A., Institución de Banca Múltiple, Grupo Financiero Actinver ⁽ᵇ⁾⁽ᶜ⁾⁽ᵏ⁾⁽ᵐ⁾	14.30%	30-Day Avg. SOFR	8.00%	-	11/5/2020	11/5/2029	25,300,000	25,300,000	1.0
Bandon VAIF, LLC⁽ᵇ⁾⁽ⁿ⁾	12.00%	-	-	-	2/10/2020	2/7/2026	2,968,663	566,216	0.0
Bandon VAIF, LLC⁽ᵇ⁾⁽ⁿ⁾	15.00%	-	-	-	2/15/2022	2/7/2026	82,000	82,000	0.0
Bullfrog Power Inc.⁽ᵇ⁾⁽ⁱ⁾	18.00%, 10.00% PIK	-	-	-	7/7/2025	11/26/2026	14,314,123	14,314,123	0.6
Bundled Up, LLC⁽ᵇ⁾⁽ᶜ⁾⁽ᶠ⁾	14.29%	30-Day Avg. SOFR	10.50%	-	11/18/2022	-	38,195,520	38,195,520	1.5
CDXFI Specialty Finance, LLC⁽ᵇ⁾⁽ᵐ⁾⁽ⁿ⁾	13.25%	-	-	-	9/18/2023	8/25/2026	2,185,630	2,185,630	0.1
CF Holdings II, LLC⁽ᵇ⁾⁽ᶜ⁾⁽ʲ⁾⁽ᵏ⁾	13.66%	3-Month CME Term SOFR	10.00%	-	12/28/2021	3/31/2026	1,443,515	1,443,515	0.1
Cibanco, S.A. Institución⁽ᵇ⁾⁽ⁱ⁾	14.55%, 3.00% PIK	-	-	-	4/5/2023	3/27/2027	361,463	361,463	0.0
Copperpot Finance, LLC⁽ᵇ⁾⁽ᶜ⁾	14.80%	30-Day Avg. SOFR	11.00%	-	11/29/2024	11/26/2028	4,400,000	4,400,000	0.2
Crusoe Energy Systems, LLC⁽ᵃ⁾⁽ᵇ⁾⁽ᵉ⁾	15.30%	-	-	-	9/28/2023	11/30/2027	8,139,684	8,139,684	0.3
Envest Corp.⁽ᵇ⁾⁽ⁱ⁾	18.00%, 10.00% PIK	-	-	-	7/7/2025	11/26/2026	8,052,377	8,077,346	0.3
Equity Link, S.A.P.I. DE C.V., Sofom E.N.R. ⁽ᵇ⁾	10.30%	-	-	-	4/29/2021	10/18/2026	6,000,000	6,000,000	0.2
First Class Securities Pty Ltd as Trustee for The Oceana Australian Fixed Income Trust⁽ᵃ⁾⁽ᵇ⁾	9.25%	-	-	-	11/9/2023	11/9/2026	9,944,076	10,886,614	0.4
First Class Securities Pty Ltd as Trustee for The Oceana Australian Fixed Income Trust⁽ᵃ⁾⁽ᵇ⁾	11.50%	-	-	-	11/9/2023	2/10/2026	9,944,076	10,879,809	0.4
First Class Securities Pty Ltd as Trustee for The Oceana Australian Fixed Income Trust⁽ᵃ⁾⁽ᵇ⁾	9.25%	-	-	-	9/8/2023	9/8/2026	13,540,492	14,547,495	0.6
First Class Securities Pty Ltd as Trustee for The Oceana Australian Fixed Income Trust⁽ᵃ⁾⁽ᵇ⁾	10.25%	-	-	-	2/20/2025	2/20/2026	9,998,730	10,971,600	0.4
Grupo Olinx, S.A.P.I. de C.V., SOFOM, E.N.R.⁽ᵇ⁾	13.00%	-	-	-	8/12/2021	8/12/2027	2,246,570	2,246,570	0.1
IOM Media Ventures NS Inc.⁽ᵇ⁾⁽ʲ⁾⁽ᵐ⁾	14.00%	-	-	-	12/24/2024	12/17/2028	2,290,000	2,290,000	0.1
Kili Purchasing, LLC⁽ᵃ⁾⁽ᵇ⁾⁽ⁿ⁾	13.40%	-	-	-	12/20/2024	12/18/2027	11,410,273	2,988,039	0.1
Leasy Mexico, S.A.P.I. DE C.V⁽ᵇ⁾⁽ʲ⁾	15.75%	-	-	-	8/4/2025	2/17/2028	300,000	300,000	0.0
Marco Capital, Inc.⁽ᵇ⁾⁽ᶜ⁾⁽ʲ⁾	12.00%	30-Day Avg. SOFR	8.00%	-	12/29/2025	6/26/2026	6,200,000	6,200,000	0.2
Nexgen Funding 1B SPE, LLC⁽ᵇ⁾⁽ᶜ⁾⁽ʲ⁾	15.91%	3-Month CME Term SOFR	12.25%	-	5/22/2025	3/28/2028	3,177,156	3,177,156	0.1
Nimbus Asset Finance, A Sub-Fund of Latinum Assets 1 VCC⁽ᵇ⁾⁽ᵐ⁾⁽ⁿ⁾	10.50%	-	-	-	9/20/2024	4/29/2026	9,000,000	5,500,991	0.2
Osprey AV I, LLC⁽ᵇ⁾⁽ᵏ⁾⁽ᵐ⁾	13.25%	-	-	-	6/14/2023	6/3/2028	20,089,767	20,089,767	0.8
Osprey AV II, LLC⁽ᵇ⁾⁽ᶜ⁾⁽ᵏ⁾⁽ᵐ⁾	10.79%	30-Day Avg. SOFR	7.00%	-	10/5/2023	4/9/2028	16,680,000	16,680,000	0.7
PATRIMONIO EN FIDEICOMISO, D. Leg. 861, no inscrito en la SMV, dirigido a Inversionistas Institucionales – Arrendamientos Leasy II,⁽ᵇ⁾⁽ʲ⁾	15.75%	-	-	-	7/1/2025	2/17/2028	1,200,000	1,200,000	0.1
Percent US ABS I, LLC⁽ᵇ⁾⁽ᵈ⁾	12.15%	-	-	-	9/14/2023	11/21/2028	8,415,000	8,415,000	0.3
Pier Active Transactions, LLC (Series 36)⁽ᵇ⁾⁽ᶜ⁾⁽ʲ⁾	16.75%	1-Month CME Term SOFR	14.00%	-	8/27/2025	8/30/2027	2,700,000	2,700,000	0.1
Preferred Point, LLC⁽ᵇ⁾⁽ᵏ⁾	12.50%	-	-	-	7/8/2025	6/5/2029	10,456,077	10,456,077	0.4
PT Awan Tunai Indonesia ⁽ᵇ⁾⁽ᵐ⁾⁽ⁿ⁾	10.50%	-	-	-	9/10/2020	4/29/2026	17,500,200	10,696,495	0.4
RKB Bridge Solutions, LLC⁽ᵃ⁾⁽ᵇ⁾⁽ᶜ⁾	9.75%	30-Day Avg. SOFR	6.75%	-	4/21/2022	3/25/2026	327,650	327,650	0.0
Preteur, Inc.⁽ᵇ⁾	18.00%	-	-	-	1/8/2026	4/7/2026	200,000	200,000	0.0
Salaryo Capital II, LLC⁽ᵇ⁾	12.00%	-	-	-	1/30/2020	12/31/2025	9,000,000	6,072,968	0.2
SSC SPV No.1, LLC⁽ᵃ⁾⁽ᵇ⁾⁽ᶠ⁾⁽ᵃᶜ⁾	Blended	-	-	-	8/9/2019	-	87,367,309	84,558,631	3.3
SSL DB West, LLC⁽ᵇ⁾⁽ᶜ⁾⁽ᵈ⁾	13.79%	30-Day Avg. SOFR	10.00%	-	4/14/2023	3/25/2027	43,375,378	43,375,378	1.7
Station Road Capital Management II, LLC⁽ᵃ⁾⁽ᵇ⁾⁽ᶜ⁾⁽ᵏ⁾	12.00%	1-Month CME Term SOFR	8.00%	-	11/25/2024	7/31/2028	41,719,050	41,719,050	1.6
Steel River Systems, LLC⁽ᵇ⁾⁽ⁿ⁾⁽ʳ⁾	-	-	-	-	12/22/2022	12/31/2027	2,803,275	2,803,275	0.1
Stowe HM-PB, LLC (Automotive Alliance, LLC)⁽ᵇ⁾⁽ᶜ⁾⁽ᶠ⁾⁽ʲ⁾	12.63%	1-Month CME Term SOFR	8.50%	-	3/24/2025	-	620,000	620,000	0.0
Stowe HM-PB, LLC (Jardine Norton Capital E Ltd.)⁽ᵇ⁾⁽ᶠ⁾⁽ʲ⁾	10.75%	-	-	-	8/19/2025	-	16,271,989	16,271,989	0.6
Stride Alternative Education Fund 1⁽ᵇ⁾⁽ⁿ⁾	17.00%	-	-	-	6/13/2022	6/10/2029	6,818,000	499,014	0.0
Unifund CCR, LLC⁽ᵇ⁾⁽ᶜ⁾⁽ʲ⁾	15.79%	30-Day Avg. SOFR	12.00%	-	5/23/2025	8/11/2027	4,289,264	4,289,264	0.2
Vantage Borrower SPV I, LLC⁽ᵇ⁾⁽ᶠ⁾⁽ⁿ⁾⁽ᵃᵃ⁾⁽ᵃᵈ⁾	Blended	-	-	-	9/11/2020	-	3,000,000	1,494,000	0.1
Wallace Management Co., LLC⁽ᵇ⁾⁽ᶜ⁾⁽ᶠ⁾	14.00%	30-Day Avg. SOFR	8.00%	-	9/8/2022	-	12,155,724	12,155,724	0.5
Watu Holdings Ltd⁽ᵇ⁾⁽ʲ⁾	14.00%	-	-	-	4/11/2022	5/7/2026	2,500,000	2,500,000	0.1
Zanifu Limited⁽ᵇ⁾⁽ᶜ⁾	16.79%	30-Day Avg. SOFR	13.00%	-	4/18/2023	4/17/2026	1,387,727	1,387,727	0.1
							576,307,448	534,730,085	20.8
Trade Finance
La Moraleja S.A.,⁽ᵇ⁾⁽ʲ⁾	13.50%	-	-	-	1/30/2026	2/23/2027	500,000	500,000	0.0
Medtrade Capital, LLC⁽ᵇ⁾⁽ᵉ⁾⁽ⁿ⁾⁽ᵒ⁾⁽ᶻ⁾	Blended	-	-	-	4/30/2022	4/27/2027	169,079,478	125,420,205	4.9
Medtrade Capital, LLC⁽ᵇ⁾⁽ⁱ⁾	17.50% PIK	-	-	-	5/2/2025	4/27/2027	15,283,309	15,283,309	0.6
Stowe HM-PB, LLC (Sauna Works, Inc.)⁽ᵇ⁾⁽ʲ⁾	10.75%	-	-	-	2/11/2025	2/8/2026	1,598,920	1,598,920	0.1
							186,461,707	142,802,434	5.6
Transportation Finance
Inclusion South Africa Proprietary Limited⁽ᵃ⁾⁽ᵇ⁾⁽ᶜ⁾⁽ʲ⁾	16.20%	1-Month CME Term SOFR	12.50%	-	9/27/2022	9/23/2025	10,282,408	7,415,494	0.3
Ranger Hill Run, LLC⁽ᵇ⁾	14.00%	-	-	-	12/15/2023	12/15/2026	18,357,744	18,357,744	0.7
							28,640,152	25,773,238	1.0
Warehouse Facilities
edly WH Investors 2019-1, LLC⁽ᵇ⁾⁽ⁿ⁾	12.13%	-	-	-	10/9/2019	3/31/2027	23,465,970	13,852,784	0.5
							23,465,970	13,852,784	0.5
Total investments in credit facilities							1,815,489,850	1,699,467,259	66.2

Variant Alternative Income Fund
Consolidated Schedule of Investments
January 31, 2026 - (Unaudited) (continued)

	Interest Rate	Reference Rate	Spread	Shares/ Units	First Acquisition Date	Maturity Date	Cost/ Principal	Fair Value	Percent of Net Assets
Investments in special purpose vehicles - 6.9%
Litigation Finance
BR AB, LLC⁽ᵇ⁾⁽ᵍ⁾	-	-	-	2,220	8/24/2023	-	2,220,000	2,775,983	0.1
YS Law Firm Financing VII⁽ᵍ⁾⁽ʰ⁾	-	-	-	-	4/5/2018	-	233,133	77,498	0.0
							2,453,133	2,853,481	0.1

Real Estate Debt
CDMX Debt Fund, LLC⁽ᵍ⁾⁽ʰ⁾	-	-	-	-	4/25/2022	-	18,268,045	23,812,898	0.9
Monticello Funding, LLC Series SH-75-B⁽ᵍ⁾⁽ʰ⁾	-	-	-	-	6/5/2025	-	498,101	505,524	0.0
Monticello Funding, LLC Series SH-93⁽ᵍ⁾⁽ʰ⁾	-	-	-	-	8/1/2025	-	2,725,000	2,765,242	0.1
MonticelloAM Funding, LLC Series SH-85⁽ᵍ⁾⁽ʰ⁾	-	-	-	-	5/6/2025	-	1,876,598	1,901,520	0.1
MonticelloAM Funding, LLC Series SH-86⁽ᵍ⁾⁽ʰ⁾	-	-	-	-	6/17/2025	-	5,152,902	5,228,695	0.2
MonticelloAM Funding, LLC Series SH-88⁽ᵍ⁾⁽ʰ⁾	-	-	-	-	5/29/2025	-	825,046	836,976	0.0
MonticelloAM Funding, LLC Series SH-89-B⁽ᵍ⁾⁽ʰ⁾	-	-	-	-	6/24/2025	-	2,000,000	2,029,190	0.1
MonticelloAM Funding, LLC Series SH-92⁽ᵍ⁾⁽ʰ⁾	-	-	-	-	8/28/2025	-	2,150,000	2,197,180	0.1
MonticelloAM Funding, LLC Series SH-94⁽ᵍ⁾⁽ʰ⁾	-	-	-	-	10/29/2025	-	3,000,000	3,079,480	0.1
							36,495,692	42,356,705	1.6
Real Estate Equity
CX Lively Indigo Run Depositor, LLC⁽ᵇ⁾⁽ᵍ⁾	-	-	-	-	5/9/2022	-	6,725,250	4,294,279	0.2
CX Midwest Industrial Logistics Depositor, LLC⁽ᵇ⁾⁽ᵍ⁾	-	-	-	-	6/24/2022	-	8,446,000	7,612,487	0.3
CX Mode at Hyattsville Depositor, LLC⁽ᵇ⁾⁽ᵍ⁾	-	-	-	-	10/18/2022	-	5,662,341	5,332,098	0.2
CX Owings Mills Multifamily Depositor, LLC⁽ᵇ⁾⁽ᵍ⁾	-	-	-	-	7/12/2022	-	9,860,000	6,966,547	0.3
CX Residences at Congressional Village Depositor, LLC⁽ᵇ⁾⁽ᵍ⁾	-	-	-	-	6/27/2022	-	8,865,000	13,319,495	0.5
CX Station at Clift Farm Depositor, LLC⁽ᵇ⁾⁽ᵍ⁾	-	-	-	-	12/27/2021	-	7,947,300	3,104,055	0.1
PHX Industrial Portfolio AMP SPV, LLC⁽ᵍ⁾⁽ʰ⁾	-	-	-	-	12/20/2021	-	2,515,257	4,713,624	0.2
							50,021,148	45,342,585	1.8
Royalties
MEP Capital II, L.P. - Co-Investment Sound Royalties⁽ᵍ⁾⁽ʰ⁾	-	-	-	-	8/3/2021	-	1,917,138	3,445,985	0.1
MEP Capital III, L.P. - Co-Investment NGL⁽ᵍ⁾⁽ʰ⁾	-	-	-	-	3/24/2022	-	7,765,028	9,150,745	0.4
Round Hill Music Carlin Coinvest, L.P.⁽ᵍ⁾⁽ʰ⁾⁽ᵖ⁾	-	-	-	-	10/1/2017	-	929,104	1,401,191	0.1
							10,611,270	13,997,921	0.6
Specialty Finance
Cirrix Investments, LLC⁽ᵍ⁾⁽ʰ⁾	-	-	-	-	1/27/2022	-	5,000,000	5,521,864	0.2
Lendable SPC (behalf of Segregated Investment Vehicle 1)⁽ᵍ⁾⁽ʰ⁾	-	-	-	-	7/31/2020	-	74,734,886	67,080,586	2.6
							79,734,886	72,602,450	2.8
Total investments in special purpose vehicles							179,316,129	177,153,142	6.9

Variant Alternative Income Fund
Consolidated Schedule of Investments
January 31, 2026 - (Unaudited) (continued)

	Interest Rate	Reference Rate	Spread	Shares/ Units	First Acquisition Date	Maturity Date	Cost/ Principal	Fair Value	Percent of Net Assets
Investments in direct equities - 0.1%
Specialty Finance
Coromandel Capital, LLC⁽ᵇ⁾⁽ˡ⁾	-	-	-	-	7/3/2024	-	-	886,378	0.0
Internex Capital, LLC, Series A Preferred⁽ᵇ⁾	-	-	-	359,701	4/1/2022	-	1,250,000	1,250,000	0.0
Preteur Inc.⁽ᵇ⁾⁽ˡ⁾	-	-	-	400,000	3/28/2023	-	-	2,043,243	0.1
							1,250,000	4,179,621	0.1
Total investments in direct equities							1,250,000	4,179,621	0.1

Investments in warrants - 0.2%
Litigation Finance
Kerberos Capital Management SPV V, LLC⁽ᵇ⁾⁽ˡ⁾⁽ˢ⁾	-	-	-	-	5/17/2022	-	-	2,769,907	0.1

Royalties
Beatfund II, LLC⁽ᵃ⁾⁽ᵇ⁾⁽ˡ⁾⁽ᵛ⁾	-	-	-	194,924	6/26/2024	-	-	475,968	0.0

Specialty Finance
Coromandel Capital, LLC⁽ᵃ⁾⁽ᵇ⁾⁽ˡ⁾⁽ᵘ⁾	-	-	-	-	9/8/2021	-	-	614,704	0.0
IOM Media Ventures NS Inc.⁽ᵇ⁾⁽ˡ⁾⁽ʷ⁾	-	-	-	-	12/24/2024	-	-	149,972	0.0
Rainforest Life PTE. LTD. - Warrants ⁽ᵇ⁾⁽ˡ⁾⁽ᵗ⁾	-	-	-	-	8/20/2021	-	-	648,860	0.1
							-	1,413,536	0.1
Total investments in warrants							-	4,659,411	0.2

Investments in money market instruments - 4.1%
Goldman Sachs Financial Square Government Fund, Institutional Shares(ai)	3.61%	-	-	104,358,128	-	-	104,358,128	104,358,128	4.1
Total investments in money market instruments							104,358,128	104,358,128	4.1

Total Investments (cost $2,609,875,860)								2,558,275,584	99.6
Other assets less liabilities								10,118,667	0.4
Net Assets								2,568,394,251	100.0

Variant Alternative Income Fund
Consolidated Schedule of Investments
January 31, 2026 - (Unaudited)

FUTURES CONTRACTS

	Expiration Date	Number of Contracts Long (Short)	Notional Value	Value at January 31, 2026	Unrealized Appreciation (Depreciation)
Foreign Exchange Futures
CME Australian Dollar	March 2026	(720)	$(47,882,306)	$(50,198,400)	$(2,316,094)
CME British Pound	March 2026	(114)	(9,539,869)	(9,759,113)	(219,244)
CME Canadian Dollar	March 2026	(356)	(25,879,771)	(26,247,880)	(368,109)
CME Euro Dollar	March 2026	(98)	(14,365,008)	(14,568,925)	(203,917)
CME Mexican Peso	March 2026	(840)	(22,849,890)	(24,024,000)	(1,174,110)
TOTAL FUTURES CONTRACTS		(2,128)	$(120,516,844)	$(124,798,318)	$(4,281,474)

Investment Abbreviations:

SOFR - Secured Overnight Financing Role

CME - Chicago Mercantile Exchange

Footnotes:

⁽ᵃ⁾	This security serves as collateral for the Fund’s revolving credit facilities, when in use during the year.
⁽ᵇ⁾	Value was determined using significant unobservable inputs. See Note 3.
⁽ᶜ⁾	Variable rate security. Rate shown is the rate in effect as of January 31, 2026.
⁽ᵈ⁾	This investment is structured with a profit sharing component. The rate disclosed as of January 31, 2026 is the effective rate.
⁽ᵉ⁾	This investment has variable maturity dates maturing through the date listed.
⁽ᶠ⁾	This security is in wind-down with no specific maturity date.
⁽ᵍ⁾	Private investment company or special purpose vehicle that does not issue shares or units.
⁽ʰ⁾	Investment valued using net asset value per share (or its equivalent) as a practical expedient.
⁽ⁱ⁾	This security includes a component of paid-in-kind (PIK) interest. This means that a portion or all of the interest accrued during a specific period is capitalized to the principal balance of the security.
⁽ʲ⁾	This investment was made through a participation. See Note 2.
⁽ᵏ⁾	This investment has been committed to but has not been fully funded by the Fund as of January 31, 2026.
⁽ˡ⁾	This investment was acquired at zero cost through the structuring of another security.
⁽ᵐ⁾	The Fund receives additional fees (e.g., agent, management, monitoring, etc.) from this security.
⁽ⁿ⁾	Either part or all of this security's accrual rate is set to zero as it is non-income producing. The rate disclosed as of January 31, 2026 is the base rate.
⁽ᵒ⁾	This security includes an element of interest that is contingent upon a specific event. This means that a portion or the entirety of the interest accrued is received when a particular event takes place with the underlying collateral, resulting in the generation of cash. Typically, these cash receipts are allocated first to interest and then to principal.
⁽ᵖ⁾	100% of this special purpose vehicle is invested in one music catalog.
⁽[q]⁾	Security has a blended interest rate of 8.00%, 8.50%, 9.00%, and 15.00% based on underlying collateral and is structured with a profit sharing component. Interest is collected periodically with no specific terms.
⁽ʳ⁾	This security is structured as profit sharing agreement subject to a preferred return.
⁽ˢ⁾	This warrant's expiration date is on the tenth anniversary of its date of issue (May 17, 2022). The exercise price is $0.01.
⁽ᵗ⁾	This warrant's expiration date is on the tenth anniversary of its effective date (July 13, 2021). The exercise price is $0.01.
⁽ᵘ⁾	This warrant's expiration date is on the tenth anniversary of its effective date (January 7, 2020). The exercise price is $1.00.
⁽ᵛ⁾	This warrant's expiration date is on the twenty-fifth anniversary of its initial funding date (November 25, 2022). The exercise price is $0.0001.
⁽ʷ⁾	This warrant's expiration date is on the tenth anniversary of its initial funding date (December 17, 2034). The exercise price is $0.00 (i.e., cashless exercise).
⁽ˣ⁾	This investment has a six-month lock-up with a maturity date defined as the earlier of i) the third anniversary of the origination date (April 12, 2027), ii) three to nine months after rendering a partial or full redemption notice subject to the six-month lock-up, iii) a mandatory early redemption event as declared by the issuer, or iv) the date falling immediately after a wind-down period (thirty months following issuance date) expires.
⁽ʸ⁾	This investment has a variable interest rate calculated with a base interest of 8%, adjusted by a commitment fee based on the outstanding par value, plus 1.8%, and less the delta between the 6-Month EURIBOR rate and 6-Month CME Term SOFR rate.
⁽ᶻ⁾	This security has a profit share structure on $130,763,129 and 12% stated rate on $38,316,349.
⁽ᵃᵃ⁾	This security has a cash interest rate of 12% and an additional PIK interest rate of 4-10%, depending on the underlying credit facility tranche and debt ratio of each preceding monthly period.
⁽ᵃᵇ⁾	The full legal names of the borrowers are as follows: OHFX 4031U, LLC (“OHFX”); Dana Ellen Smith, As Trustee Of The Dana Ellen Smith Exempt Trust Under The Minzer Family Revocable Trust (the “Smith Trust”), Dated October 15, 1985; Dana Ellen Smith, As Trustee Of The Stone Canyon Trust (the “Stone Canyon Trust”), Dated May 9 2014; and City Centre West, LLC.
⁽ᵃᶜ⁾	Security has a blended interest rate of 9.00%, 14.00%, and 16.00% based on underlying collateral and is structured with a profit sharing component. Profit share is collected periodically with no specific terms.
⁽ᵃᵈ⁾	This security is in restructuring with no specific maturity date.
⁽ᵃᵉ⁾	This security has a blended interest rate of 21.00% for draws before March 30, 2025 and 26.00% for draws on or after March 31, 2025.
⁽ᵃᶠ⁾	This security has a blended interest rate of 15.00% on $4,261,053, and 13.00% on $3,238,117.
⁽ᵃᵍ⁾	As determined at the end of each waterfall period, a portion of this security's outstanding interest may, from time to time, be capitalized into its principal balance.
⁽ᵃʰ⁾	This security has a blended interest rate of 30 Day Avg. SOFR plus 9.50% on $4,229,613, and 12.00% fixed plus profit share on $1,618,091.
⁽ᵃⁱ⁾	Rate listed is the 7-day effective yield at January 31, 2026.

See accompanying Notes to Consolidated Schedule of Investments

Variant Alternative Income Fund
Consolidated Portfolio Allocation (Unaudited)
January 31, 2026 - (Unaudited)

Investment Type as a percentage of Total Net Assets As Follows

Security Type/Sector	Percent of Total Net Assets
Credit Facilities	66.2%
Private Investment Companies	22.1%
Special Purpose Vehicles	6.9%
Short-Term Investments	4.1%
Warrants	0.2%
Direct Equities	0.1%
Total Investments	99.6%
Other assets less liabilities	0.4%
Total Net Assets	100.0%

See accompanying Notes to Schedule of Investments.

Variant Alternative Income Fund

Notes to Consolidated Schedule of Investments

January 31, 2026 (Unaudited)

1. Organization

The Variant Alternative Income Fund (the “Fund”) is a closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and reorganized as a Delaware statutory trust at the close of business on September 28, 2018. Variant Investments, LLC serves as the investment adviser (the “Investment Manager”) of the Fund. The Fund operates as an interval fund pursuant to Rule 23c-3 under the Investment Company Act, and has adopted a fundamental policy to conduct quarterly repurchase offers at net asset value (“NAV”). The Fund commenced operations on October 1, 2018 with Institutional Class Shares. Investor Class Shares were offered at a later date and commenced operations on October 31, 2018. The Board of Trustees (the “Board” and the members thereof, “Trustees”) of the Fund approved the closure of the Fund’s Investor Class Shares effective August 27, 2021. On September 17, 2021, all of the Fund’s Investor Class Shares were converted into Institutional Class Shares and Investor Class Shares as a class of Shares of the Fund were terminated. The Fund’s primary investment objective is to seek to provide a high level of current income by investing, directly or indirectly, a majority of its net assets (plus any borrowings for investment purposes) in alternative income generating investments. Capital appreciation is a secondary objective of the Fund. The Fund may allocate its assets through direct investments, and investments in a wide range of investment vehicles.

The Fund and its wholly owned subsidiaries is deemed to be an individual reporting segment and is not part of a consolidated reporting entity. The objective and strategy of the Fund is used by the Investment Manager to make investment decisions, and the results of the operations, as shown on the Statements of Operations and the financial highlights for the Fund is the information utilized for the day-to-day management of the Fund. The Fund is party to the expense agreements as disclosed in the Notes to the Financial Statements and there are no resources allocated to a Fund based on performance measurements. The Investment Manager is deemed to be the Chief Operating Decision Maker with respect to the Funds’ investment decisions.

Consolidation of Subsidiary

Each subsidiary below was formed as a limited a limited liability company and is a wholly-owned subsidiary of the Fund. All subsidiaries were formed to allow the Fund to pledge specific assets to its revolving credit facilities. All inter-company accounts and transactions have been eliminated in the consolidation of the Fund. A list of the subsidiaries are as follows as of January 31, 2026:

Subsidiary	Date of Formation	Net Assets of Subsidiary	Percentage of Funds Total Net Assets
VAIF I FB SPV, LLC	September 18, 2023	$121,021,778	4.71%
VAIF II SPV, LLC	June 21, 2024	592,808,801	23.08%
Total		$713,830,579	27.79%

2. Accounting Policies

Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the consolidated financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Variant Alternative Income Fund

Notes to Consolidated Schedule of Investments

January 31, 2026 (Unaudited) (continued)

Investment Transactions and Related Investment Income

Investment transactions are accounted for on a trade-date basis. Realized gains and losses on investment transactions are determined using cost calculated on a specific identification basis. Some or all of the interest payments of a loan or preferred equity may be structured in the form of PIK or Event-Based. Event-Based structured loans or preferred equities imply that interest payments are not scheduled at regular intervals, such as monthly or quarterly. Instead, payments of interest or principal are triggered by a specific cash-generating event associated with the underlying collateral backing the investment.

Investments structured in the form of PIK accrue to cost and principal on a current basis but is generally not paid in cash until maturity or some other determined payment date. Investments structured in the form of Event-Based accrue to outstanding interest on a current basis and is paid as the investment’s underlying assets and collateral generate cash to pay down interest and principal.

Interest payments structured in the form of PIK and Event-Based are subject to the risk that a borrower could default when actual cash interest or principal payments are due. Dividends are recorded on the ex-dividend date and interest is recognized on an accrual basis. Distributions from private investments that represent returns of capital in excess of cumulative profits and losses are credited to investment cost rather than investment income.

Distributions to Shareholders

Distributions are paid at least quarterly on the Shares in amounts representing substantially all of the Fund’s net investment income, if any, earned each year. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses (including capital loss carryover); however, it may distribute any excess annually to its shareholders. Distributions to shareholders are recorded on the ex-dividend date.

The exact amount of distributable income for each fiscal year can only be determined at the end of the Fund’s tax year. Under Section 19 of the Investment Company Act, the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which Fund assets are denominated.

Cash and Cash Equivalents

Cash and cash equivalents consist of cash and short-term investment which are readily convertible into cash and have an original maturity of three months or less. UMB Bank, n.a. serves as the Fund’s custodian. Cash and cash equivalents are subject to credit risk to the extent those balances exceed applicable Securities Investor Protection Corporations or Federal Deposit Insurance Corporation limitations.

Cash and Investments, can include deposits in money market funds, which are classified as Level 1 assets. As of January 31, 2026, the Fund held cash of $7,828,339 and $104,358,128 in a short-term money market fund. The VAIF I SPV, LLC subsidiary held balances of $89,499 and $0 for cash and short-term money market fund, respectively. The VAIF II SPV, LLC subsidiary held balances of $5,424,439 and $0 for cash and short-term money market fund, respectively.

Valuation of Investments

The Fund calculates its NAV as of the close of business on each business day and at such other times as the Board may determine, including in connection with repurchases of Shares, in accordance with the procedures described below or as may be determined from time to time in accordance with policies established by the Board.

The Board has designated the Investment Manager as its valuation designee (in such capacity, the “Valuation Designee”) pursuant to Rule 2a-5 under the Investment Company Act to perform fair value determinations for investments that do not have readily available market quotations. Under the valuation policy and procedures for the Fund (the “Valuation Procedures”) adopted by the Fund, the Board has delegated day-to-day responsibility for fair value determinations and pricing to the Valuation Designee subject to the oversight of the Board.

Variant Alternative Income Fund

Notes to Consolidated Schedule of Investments

January 31, 2026 (Unaudited) (continued)

Short-term securities, including bonds, notes, debentures and other debt securities, such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with maturities of 60 days or less, for which reliable market quotations are readily available shall each be valued at current market quotations as provided by an independent pricing service or principal market maker. Money market funds will be valued at NAV.

For equity, equity related securities, and options that are freely tradable and listed on a securities exchange or over-the-counter market, the Fund fair values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Fund will use the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

Fixed income securities (i.e. credit facilities, other than the short-term securities as described above) shall be valued by (a) using readily available market quotations based upon the last updated sale price or (b) by a market value from an approved pricing service generated by a pricing matrix based upon yield data for securities with similar characteristics or (c) by obtaining a direct written broker- dealer quotation from a dealer who has made a market in the security. If no price is obtained for a security in accordance with the foregoing, because either an external price is not readily available or such external price is believed by the Investment Manager not to reflect the market value, the Valuation Designee will make a determination in good faith of the fair value of the security in accordance with the Valuation Procedures. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.

The Fund may acquire interests in loans either directly (by way of original issuance, sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating in the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation.

Prior to investing in any private investment companies or special purpose vehicles (collectively, “Underlying Funds”), the Investment Manager will conduct an initial due diligence review of the valuation methodologies utilized by the Underlying Fund, which generally shall be based upon readily observable market values when available, and otherwise utilize principles of fair value that are reasonably consistent with those used by the Fund for valuing its own investments. Subsequent to investment in an Underlying Fund, the Investment Manager will monitor the valuation methodologies used by each Underlying Fund. The Fund values its interests in Underlying Funds using the NAV provided by the managers of the Underlying Funds and/or their agents. These valuations involve significant judgment by the managers of the Underlying Funds and may differ from their actual realizable value. Under certain circumstances, the Valuation Designee may modify the managers’ valuations based on updated information received since the last valuation date. The Valuation Designee may also modify valuations if the valuations are deemed to not fully reflect the fair value of the investment. Valuations will be provided to the Fund based on interim unaudited financial records of the Underlying Funds, and, therefore, will be estimates and may fluctuate as a result. The Board, the Investment Manager and the Valuation Designee may have limited ability to assess the accuracy of these valuations.

Variant Alternative Income Fund

Notes to Consolidated Schedule of Investments

January 31, 2026 (Unaudited) (continued)

In circumstances in which market quotations are not readily available or are deemed unreliable, or in the case of the valuation of private, direct investments, such investments may be valued as determined in good faith using Valuation Procedures approved by the Board. In these circumstances, the Fund determines fair value in a manner that seeks to reflect the market value of the security on the valuation date based on consideration by the Valuation Designee of any information or factors deemed appropriate. The Valuation Designee may engage third party valuation consultants on an as-needed basis to assist in determining fair value.

Fair valuation involves subjective judgments, and there is no single methodology for determining the fair value of an investment. The fair value determined for an investment may differ materially from the value that could be realized upon the sale of the investment. Fair values used to determine the Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investment. Thus, fair valuation may have an unintended dilutive or accretive effect on the value of shareholders’ investments in the Fund. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not be used to retroactively adjust the price of a security or the NAV determined earlier. Prospective investors should be aware that situations involving uncertainties as to the value of investments could have an adverse effect on the Fund’s NAV if the judgments of the Valuation Designee regarding appropriate valuations should prove incorrect.

Written Options

The Fund may write call and put options. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. These liabilities are reflected as written options outstanding in the Schedule of Investments. Payments received or made, if any, from writing options with premiums to be determined on a future date are reflected as such in the Consolidated Schedule of Investments. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, security or currency transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying future, security or currency may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option. The risk exists that the Fund may not be able to enter into a closing transaction because of an illiquid market. As of January 31, 2026 the Fund did not hold any options.

Foreign Currency Exchange Future Contracts

The Fund may utilize foreign currency future contracts (“futures”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All futures are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Fund records realized gains or losses at the time the futures contract is settled. Counter-parties to these contracts are major U.S. financial institutions. Futures contracts are carried at fair value using the primary exchange’s closing (settlement) price and are generally categorized in Level 1. As of January 31, 2026, all futures were entered in exchanges located in U.S. domestic markets.

Engaging in these transactions involves risk of loss, which could adversely affect the value of the Fund’s net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses.

Variant Alternative Income Fund

Notes to Consolidated Schedule of Investments

January 31, 2026 (Unaudited) (continued)

Foreign Currency Translation

The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using quoted exchange rates prior to when the Fund’s NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Participations and Assignments

The Fund may acquire interests in loans either directly (by way of original issuance, sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating in the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the risk of both the borrower and the institution selling the participation.

3. Fair Value of Investments

(a) Fair value - Definition

The Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 – Valuations based on unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

•	Level 2 – Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

•	Level 3 – Valuations based on inputs that are both significant and unobservable to the overall fair value measurement.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, determining fair value requires more judgment. Because of the inherent uncertainly of valuation, estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Investment Manager in determining fair value is greatest for investments categorized in Level 3.

Variant Alternative Income Fund

Notes to Consolidated Schedule of Investments

January 31, 2026 (Unaudited) (continued)

In some circumstances, the inputs used to measure fair value might be categorized within different levels of the fair value hierarchy. In those instances, the fair value measurement is categorized in its entirety in the fair value hierarchy based on the lowest level input that is significant to the fair value measurement.

(b) Fair Value – Valuation Techniques and Inputs

When determining fair value, the Fund uses valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

Investments in Private Investment Companies

The Fund values private investment companies using the NAV’s provided by the underlying private investment companies as a practical expedient. The Fund applies the practical expedient to private investment companies on an investment-by-investment basis, and consistently with the Fund’s entire position in a particular investment unless it is probable that the Fund will sell a portion of an investment at an amount different from the NAV of the investment. Each of these investments has certain restrictions with respect to rights of withdrawal by the Fund as specified in the respective agreements. Generally, the Fund is required to provide notice of its intent to withdraw after the investment has been maintained for a certain period of time. The management agreements of the private investment companies provide compensation to the managers in the form of fees ranging from 0% to 4.25% annually of net assets and performance incentive allocations or fees ranging from 0% to 20% on net profits earned.

At January 31, 2026, the Fund had private investment companies of $459,184 that did not qualify for the practical expedient because it is probable that the Fund could sell these investments for amounts that differ from the NAVs provided by the underlying private investment companies. Private investment companies not qualifying for practical expedient were valued by the Fund through application of adjustments to the stated NAVs reported by the underlying private investment companies. These adjustments are based on other relevant information available that the Fund feels has not been reflected in the most recent fair value. As a result, a discount of 99.25% has been applied to the stated NAVs. Investments in private investment companies that do not qualify for the practical expedient are categorized in Level 3 of the fair value hierarchy.

Investments in private investment companies measured based upon NAV as a practical expedient to determine fair value are not required to be categorized in the fair value hierarchy.

Investments in Special Purpose Vehicles

Special purpose vehicles (“SPV”) consist of an investment by the Fund in an entity that invests directly or indirectly in a note secured by the expected value of contingency fees received from future case settlements, real estate, specialty finance investments, and royalties. The debt offerings are short-term in nature and carry a fixed interest rate. During the year ended January 31, 2026, the Investment Manager determined there were minimal credit impairments. Investments in SPV are generally measured based on NAV as a practical expedient. For investments that cannot be measured based on NAV as a practical expedient as of January 31, 2026, the Fund determined its value through a market approach method. The market approach method utilizes relevant market capitalization rates and the assets’ current operating income. These investments are categorized as Level 3 in the fair value hierarchy.

Investments in Credit Facilities

The Fund has invested in credit facilities that are either secured by the borrower’s assets or are unsecured in nature. The credit facilities have been made directly or through participation with private investment or operating companies. The cost of investments in credit facilities generally represents the fair value of the investment. These investments are monitored and adjusted accordingly for certain changes, such as (i) a material change in interest rates for similar notes or (ii) if the Investment Manager becomes aware of a fundamental change that has not been reflected in the cost.

Variant Alternative Income Fund

Notes to Consolidated Schedule of Investments

January 31, 2026 (Unaudited) (continued)

For credit facilities where cost does not reflect fair value, the Fund determined its fair value through a discounted cash flow or market approach method as of January 31, 2026. The methodology applied is based on the structure of the credit facility, the type of collateral pledged to the facility, and the information available on the pledged assets. The discounted cash flow method is based on the future cash flows generated by the underlying collateral, which are discounted to present value using an appropriate rate of return. Adjustments may be made based on expected performance and other market-based inputs. The market approach method is based on the relevant market value of the underlying asset and is generally adjusted for factors such as lack of marketability, lack of control, or recoverability percentage. When appropriate, the adjusted value may be present valued using a relevant rate of return. Investments in credit facilities are categorized in Level 3 of the fair value hierarchy.

Investments in Direct Equities

As a part of some of the credit facilities, the Fund receives direct equity in the private investments or operating companies of the borrower via common stock shares, warrants, or profit-sharing instruments. The Fund has determined to value its investments in direct equities through a market approach method as of January 31, 2026. Investments in direct equities are categorized in Level 3 of the fair value hierarchy.

Investments in Warrants

As a part of the credit facilities, the Fund receives exercisable warrants in the private investments or operating companies of the borrower. The Fund has determined to value its investments in warrants through a discounted cash flow or market approach as of January 31, 2026. The discounted cash flow method is based on the future cash flows generated by the private investments or operating companies of the borrower, which are discounted to present value using an appropriate rate of return. Adjustments may be made based on expected performance and other market-based inputs. The market approach method is based on the relevant market valuation of the private investments or operating companies of the borrower and is generally adjusted based on the Fund’s ownership percentage. Investments in warrants are categorized in Level 3 of the fair value hierarchy.

(c) Fair Value – Hierarchy

The Fund’s assets recorded at fair value have been categorized based on a fair value hierarchy as described in the Fund’s significant accounting policies. The following table presents information about the Fund’s assets and liabilities measured at fair value as of January 31, 2026.

Assets	Level 1	Level 2	Level 3	Investments Valued at Net Asset Value	Total
Investments
Private Investment Companies	$—	$—	$5,032,457	$563,425,566	$568,458,023
Credit Facilities	—	—	1,699,467,259	—	1,699,467,259
Special Purpose Vehicles	—	—	43,404,944	133,748,198	177,153,142
Direct Equities	—	—	4,179,621	—	4,179,621
Warrants	—	—	4,659,411	—	4,659,411
Short-Term Investments	104,358,128	—	—	—	104,358,128
Total Investments	$104,358,128	$—	$1,756,743,692	$697,173,764	$2,558,275,584

Liabilities
Other Financial Instruments¹
Future Contracts	(4,281,474)	—	—	—	(4,281,474)
Total Assets	$100,076,654	$—	$1,756,743,692	$697,173,764	$2,553,994,110
[1]	Other financial instruments are derivative instruments such as futures contracts, forward contracts and swap contracts. Futures contracts, forward contracts and swap contracts are presented at the unrealized appreciation (depreciation) on the instrument.

Variant Alternative Income Fund

Notes to Consolidated Schedule of Investments

January 31, 2026 (Unaudited) (continued)

(d) Fair Value – Changes in Level 3 Measurements

The following table presents the changes in assets and transfers in and out which are classified in Level 3 of the fair value hierarchy as of period ended January 31, 2026:

	Private Investment Companies	Credit Facilities	Special Purpose Vehicles	Direct Equities	Warrants	Total
April 30, 2025	$459,184	$1,602,264,813	$43,162,038	$4,306,748	$4,509,439	$1,654,702,222
Realized gains (losses)	—	—	(467,262)	—	—	(467,262)
Unrealized gains (losses)	973,273	(55,750,448)	926,906	(127,127)	149,972	(53,827,424)
Transfers Into Level 3	3,600,000	—	—	—	—	3,600,000
Transfers Out of Level 3	—	—		—	—	—
Recategorized	—	—	—	—	—	—
Purchases	—	446,491,844	—	—	—	446,491,844
Sales	—	(293,538,950)	(216,738)	—	—	(293,755,688)
January 31, 2026	$5,032,457	$1,699,467,259	$43,404,944	$4,179,621	$4,659,411	$1,756,743,692
Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at January 31, 2026	$973,273	$(55,750,448)	$626,906	$(127,127)	$149,972	$(54,127,424)

Variant Alternative Income Fund

Notes to Consolidated Schedule of Investments

January 31, 2026 (Unaudited) (continued)

(e) Fair Value – Significant Unobservable Inputs

The following table summarizes the valuation techniques and significant unobservable inputs used for the Fund’s investments that are categorized in Level 3 of the fair value hierarchy as of January 31, 2026:

Investment Category	Fair Value	Valuation Approach	Unobservable Inputs	Range of Inputs	Weighted Average(1)	Impact on Valuation from an increase in input
Private Investment Companies	$459,184	Market Approach	Ownership %	14.40%	14.40%	Increase
	$4,573,273	Income Approach	Discount Rate	9.00%	9.00%	Decrease
Credit Facilities	$85,662,156	Income Approach	Discount Rate	9.00% – 40.00%	10.94%	Decrease
	$1,613,805,103	Market	Discount Rate	8.00% – 15.00%	8.56%	Decrease
		Approach	Market Multiple	9.80x	10.70x	Increase
			Ownership %	8.77% – 50.00%	50.00%	Increase
			Recent Transaction Price	$100.00	$100.00	Increase
			Recovery %	10.00% – 100.00%	52.48%	Increase
Special Purpose Vehicles	$43,404,944	Market	Capitalization Rate	4.75% – 5.09%	4.90%	Decrease
		Approach	Recent transaction Price	$100.00 – $100.00	$100	Increase
Direct Equities	$4,179,621	Market	Discount Rate	35.00%	35.00%	Decrease
		Approach	Growth Rate	5.00%	5.00%	Increase
			Market Multiple	10.00x – 30.00x	20.00x%	Decrease
			Ownership %	30.00%	30.00%	Increase
			Price Per Share	$3.48	$3.48	Increase
			Revenue Share	12.00%	12.00%	Increase
Warrants	$1,274,800	Market	Market Multiple	5.40x-5.74x	5.57x	Decrease
		Approach	Market Valuation	$9,522,545.00–$56,460,491.00	$31,972,604.17	Increase
			Ownership %	0.87%–0.87%	0.87%	Increase
			Price Per Share	$2.36-$2.44	$2.39	Increase
			Risk Free Rate	4.85%	4.85%	Increase
			Volatility	43.35%	43.35%	Increase
	$3,384,611	Income	Discount Rate	15.00% – 45.00%	20.45%	Decrease
		Approach	Growth Rate	3.25% – 5.00%	3.55%	Increase
			Ownership %	10.00% – 15.00%	14.09%	Increase

(1)	Unobservable inputs were weighted by the fair value of the instruments as of period ended January 31, 2026.